EXHIBIT 10.27.1

                             SECURED PROMISSORY NOTE


$___________                                                  February ___, 2001


         FOR VALUE RECEIVED, this Secured Promissory Note (this "Note") is made by Probex Corp., a Delaware corporation ("Maker"), to ________________ ("Payee"). This Note is one of the "Notes" as defined in, and is entitled to the benefits of, that certain Security Agreement (the "Security Agreement"), dated as of the date hereof, by and among Maker, Payee, and ________________.

         1. Payments. Maker hereby promises to pay to the order of Payee the principal sum of _________________ and no/100 Dollars ($________) at
_______________________, or such other place as the holder hereof may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal balance hereof at the rate provided herein from the date of this Note until payment in full of the indebtedness evidenced by this Note. This Note and all accrued and unpaid interest shall be due and payable in one lump sum on July 1, 2001. Any payment made under this Note shall be applied first to interest accrued and unpaid on the outstanding principal balance as of such date of payment and then to the outstanding principal balance due hereunder. If any required payment falls due on a Saturday, Sunday or a national or state bank holiday in Texas, then such date shall be extended to the next succeeding day that is not a Saturday, Sunday or national or state bank holiday.

         2. Interest Rate. The principal amount outstanding from time to time hereunder shall bear interest calculated on the basis of a 365-day year, at a rate equal to ten percent (10%) per annum.

         3. Voluntary Prepayment. This Note may be prepaid, in whole or in part, without premium or penalty. All prepayments shall be applied first to accrued interest and then to principal.

         4. Mandatory Prepayment. Maker shall be required to prepay this Note upon the cumulative receipt by Maker or its subsidiaries of immediately available funds equal to or greater than $5,000,000 derived from any type of equity and/or debt financing benefiting Maker, other than the project financing for the construction of the Maker's initial plant facility in Wellsville, Ohio, in a maximum principal amount of $85 million. As long as this Note remains outstanding, Maker shall accept any reasonable financing proposal when presented to Maker; provided, however, such proposal's reasonableness is to be determined by the majority of the voting members of the board of directors of Maker acting in the exercise of their business judgment.

         5. Event of Default. An event of default ("Event of Default") shall exist if:

                   (a) Maker shall fail to pay any principal of, or any interest on, this Note or any other amount payable under this Note, when and as the same shall become due and payable;


                  (b) any representation or warranty made or deemed made by or on behalf of Maker in the Security Agreement, or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection the Security Agreement, or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;

                  (c) Maker shall fail to observe or perform any covenant, condition or agreement contained in the Security Agreement;

                  (d) Maker shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any indebtedness individually or in the aggregate in excess of $100,000 ("Material Indebtedness"), when and as the same shall become due and payable;

                  (e) any event or condition occurs that results in any Material Indebtedness of Maker becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness of Maker or any trustee or agent on its or their behalf to cause any Material Indebtedness of Maker to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

                  (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Maker or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Maker or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (g) Maker shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Maker or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,
(v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (h) Maker shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against Maker and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Maker to enforce any such judgment;

                  (j) any lien purported to be created under the Security Agreement shall cease to be, or shall be asserted by Maker or any affiliate thereof not to be, a valid and perfected lien on the Collateral (as defined in the Security Agreement), with the priority required by the Security Agreement, except (i) as a result of the sale or other disposition of the Collateral in a transaction permitted under the Security Agreement or (ii) as a result of Payee's failure to maintain possession of any promissory notes or other instruments delivered to it under the applicable Security Agreement;

                  (k) there shall occur, in the reasonable judgment of Payee, a material adverse change in the business, assets or prospects of Maker after the date hereof;

                  (l) there shall occur any material loss, theft, damage or destruction of any of Maker's property or assets not fully covered by insurance; or

                  (m) there shall occur a cessation of a substantial part of the business of Maker for a period which significantly effects its respective capacity to continue its business on a profitable basis; or Maker shall suffer the loss or revocation of any license or permit now held or hereafter acquired by it which is necessary to the continued or lawful operation of its respective business; or Maker shall be enjoined, restrained or in any way prevented by court, governmental or administration order from conducting all or any material

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part of its  respective  business  affairs;  or any  material  part  of  Maker's property shall be taken through condemnation or the value of such property shall be materially impaired through condemnation.

         6.       Remedies Upon an Event of Default.

                  (a)      Acceleration.

                          (i) If an Event of Default  described in  paragraphs
(a), (f) and (g) of Section 5 has occurred, and at any time thereafter during the continuance of such event, the Payee may declare the then outstanding amounts hereunder to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable) and thereupon the principal of the amounts hereunder so declared to be due and payable, together with accrued interest thereon and all other obligations of Maker accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker;

                           (ii)     If any other Event of Default described in
Section 5 has occurred, Payee shall deliver notice of such event to Maker and thereupon Maker shall have twenty (20) calendar days to cure such Event of Default, or Events of Default ("Cure Period"). If Maker does not cure the Event of Default, or Events of Default, during the Cure Period, then at any time thereafter during the continuance of such event, the Payee may declare the then outstanding amounts hereunder to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), together with accrued interest thereon and all other obligations of Maker accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Maker.

                  (b) Remedies Cumulative. The remedies of Payee, as provided herein, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Payee and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         7. Notices. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon Maker or Payee shall be in writing and, if by telecopy, shall be deemed to have been validly served, given or delivered when transmitted with a copy immediately mailed by registered or certified mail, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party to be notified, at the addresses last given in writing by Maker and Payee.

         8. Successors and Assigns. This Note shall be binding upon Maker and its successors and assigns (including, without limitation, a receiver, trustee or debtor-in-possession of or for Maker) and shall inure to the benefit of Payee and its successors and assigns. Maker may not assign its rights hereunder without the prior written consent of Payee, in its sole discretion, other than by operation of law. Payee may assign all or a part of its interest in this Note or its rights hereunder to any party without the prior written consent of Maker.

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

         9. GOVERNING LAW. THIS NOTE SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND ACCEPTED BY PAYEE IN SAID STATE, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES TO THIS NOTE, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPTING ITS CHOICE OF LAW RULES) AND THE LAWS OF THE UNITED STATES OF AMERICA.

         10. Severability. If any provisions of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law. Furthermore, in lieu of such invalid or unenforceable provisions, there shall be added automatically as part of this Note, a provision or provisions as similar in its or their terms to such invalid or unenforceable provisions as may be possible and be legal, valid and enforceable.

         11. No Oral Agreements. This Note and the Security Agreement as written represent the final agreement between Maker and Payee with respect to the matters contained herein and therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between Maker and Payee. There are no unwritten agreements between Maker and Payee.


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         IN WITNESS  WHEREOF,  Maker has executed and delivered  this Note as of the date and year first above written.

                                     MAKER:


                                     PROBEX CORP.,
                                     a Delaware corporation


                                     By:      _________________________________
                                     Name:    _________________________________
                                     Title:   _________________________________

                       Allonge to Secured Promissory Note


         _____________ ("Payee") executes this allonge to that certain Secured Promissory Note dated as of February 20, 2001 (the "Note"), made by Probex Corp. in favor of Payee, to provide as follows:

1. The following sentence shall be added to Section 1 of the Note to read as follows:

         "If Maker shall not pay in full this Note and accrued and unpaid interest due under the Note on or prior to July 1, 2001, this Note and accrued and unpaid interest, at the Adjusted Interest Rate (as defined in Section 2), shall be due and payable in one lump sum on October 1, 2001."


2. The following sentence shall be added to Section 2 of the Note to read as follows:

         "If this Note and all accrued and unpaid interest is not paid in full on or prior to July 1, 2001, the interest rate on this Note shall be adjusted (the "Adjusted Interest Rate") retroactively such that the principal amount outstanding from time to time hereunder shall bear interest calculated on the basis of a 365-day year, at a rate equal to twelve percent (12%) per annum."

All capitalized terms not defined herein shall have the meaning ascribed to them in the Note.

Dated:  May ___, 2001
                                        MAKER:


                                        PROBEX CORP.


                                        By:________________________
                                        Name: Bruce A. Hall
                                        Title: Senior Vice President



                                        PAYEE:



                                        By:   ________________________
                                        Name: ________________________
                                        Title: ________________________

                   Second Allonge to Secured Promissory Note


         _____________ ("Payee") executes this Second Allonge to that certain Secured Promissory Note dated as of February 20, 2001 (the "Note"), made by Probex Corp. in favor of Payee, to provide as follows:

    1. The last sentence of Section 1 of the Note, as previously modified by Allonge to Secured Promissory Note, shall be amended to read in its entirety as follows:

         "If Maker shall not pay in full the outstanding principal balance and accrued and unpaid interest due under this Note on or prior to July 1, 2001, this Note and the accrued and unpaid interest, at the Adjusted Interest Rate (as defined in Section 2), shall be due and payable in one lump sum on December 31, 2001."



All capitalized terms not defined herein shall have the meaning ascribed to them in the Note.

Dated:  September ___, 2001
                                        MAKER:


                                        PROBEX CORP.


                                        By: ________________________
                                        Name: Bruce A. Hall
                                        Title:   Senior Vice President



                                        PAYEE:


                                        By: __________________________
                                        Name: ________________________
                                        Title:________________________

                    Third Allonge to Secured Promissory Note


         _____________ ("Payee") executes this Third Allonge to that certain Secured Promissory Note dated as of February 20, 2001 (the "Note"), made by Probex Corp. in favor of Payee, to provide as follows:

    1. The last sentence of Section 1 of the Note, as previously modified by Allonge to Secured Promissory Note and Second Allonge to Secured Promissory Note, shall be amended to read in its entirety as follows:

         "If Maker shall not pay in full the outstanding principal balance and accrued and unpaid interest due under this Note on or prior to July 1, 2001, this Note and the accrued and unpaid interest, at the Adjusted Interest Rate (as defined in Section 2), shall be due and payable in one lump sum on January 31, 2002."



All capitalized terms not defined herein shall have the meanings ascribed to them in the Note.

Dated:  December ___, 2001
                                         MAKER:


                                         PROBEX CORP.


                                         By:   ________________________
                                         Name: Bruce A. Hall
                                         Title: Senior Vice President



                                         PAYEE:



                                         By:      ________________________
                                         Name:    ________________________
                                         Title:   ________________________